                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                     SCUDDER RREEF REAL ESTATE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                     [SCUDDER LOGO]
                                                     280 PARK AVENUE
                                                     NEW YORK, NEW YORK
                                                     (800) 349-4281
                                                     March 26, 2003

Scudder RREEF Real Estate Fund, Inc.

To the Stockholders:

     The Annual Meeting of Stockholders of The Scudder RREEF Real Estate Fund, Inc. (the "Fund") is to be held at 2:30 p.m., Eastern time, on Wednesday, April 30, 2003 at the offices of Deutsche Asset Management, Inc. 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and postage prepaid envelope in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect the Fund's Directors. There will also be an opportunity to discuss matters of interest to you as a stockholder. Your Fund's Directors recommend that you vote in favor of all nominees for Directors.

                                          Respectfully,

                                          [-s- Richard T. Hale]

                                          Richard T. Hale
                                          Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                      Scudder RREEF Real Estate Fund, Inc.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder RREEF Real Estate Fund, Inc.:

     Please take notice that the Annual Meeting of Stockholders of Scudder RREEF Real Estate Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Asset Management, Inc. 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, April 30, 2003 at 2:30 p.m., Eastern time, for the following purpose:

     To elect the Directors of the Fund into three Classes:

     - Class I Directors will hold office for an initial term of one year, or until their respective successors shall have been duly elected and qualified;

     - Class II Directors will hold office for an initial term of two years, or until their respective successors shall have been duly elected and qualified;

     - Class III Directors will hold office for a term of three years, or until their respective successors shall have been duly elected and qualified.

     The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof. Holders of record of the shares of the Fund at the close of business on March 7, 2003 are entitled to vote at the meeting and any adjournments thereof.

                                          By order of the Board of Directors,

                                          [-s- Daniel O. Hirsch]
                                          Daniel O. Hirsch,
                                          Secretary

March 26, 2003

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                      Scudder RREEF Real Estate Fund, Inc.

PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder RREEF Real Estate Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Asset Management, Inc. ("DeAM") 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, April 30, 2003 at 2:30 p.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being mailed to stockholders on or about March 26, 2003, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If a proposal is to be voted on by only one class of the Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal, which requires the affirmative vote of a plurality of the shares voting at the Meeting.

     Holders of record of shares of the Fund at the close of business on March 7, 2003 (the "Record Date") will be entitled to one vote per share on each matter to which they are entitled to vote at the Meeting and any adjournments.

     On the record date, the following number of shares were issued and outstanding:

                                                              ISSUED AND
SHARES                                                        OUTSTANDING
------                                                        -----------
Common Stock................................................  16,137,007
Series A Preferred Stock....................................       2,400
Series B Preferred Stock....................................       2,400

     At the Meeting, common stockholders of the Fund will have equal voting rights (i.e., one vote per share) with the Fund's preferred stockholders. The preferred shareholders will vote together with common stockholders as a single class on the proposal to elect nine Directors of the Fund. The preferred stockholders, voting together as a single class, have the right to vote on the election of two Directors.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal period ended December 31, 2002 without charge, by calling 800-349-4281 or writing the Fund at 280 Park Avenue, New York, New York 10017.

PROPOSAL: ELECTION OF DIRECTORS

     The Meeting will constitute the first annual meeting of shareholders of the Fund. At the Meeting, shareholders of the Fund will be asked to elect eleven individuals to constitute the Board of Directors of the

Fund. As summarized in the table below, holders of common stock and preferred stock voting together as a single class will elect nine Directors and holders of preferred stock only will elect two other Directors.

                                                                     COMMON   PREFERRED
  PROPOSAL                                                           SHARES    SHARES
  --------                                                           ------   ---------
  1.     Election of Class I Directors by all shareholders (Richard
         R. Burt, S. Leland Dill and Martin J. Gruber nominated)...   X           X
  2(a).  Election of Class II Directors by all shareholders (Joseph
         R. Hardiman, Richard J. Herring and Graham E. Jones
         nominated)................................................   X           X
  2(b).  Election of Class II Director by Preferred Shareholders
         (Robert H. Wadsworth nominated)...........................  N/A          X
  3(a).  Election of Class III Directors by all shareholders
         (Rebecca W. Rimel, Philip Saunders, Jr. and William N.
         Searcy nominated).........................................   X           X
  3(b).  Election of Class III Director by Preferred Shareholders
         (Richard T. Hale nominated)...............................  N/A          X

     As indicated above, holders of the preferred stock are entitled to elect two Directors. Messrs. Hale and Wadsworth are nominees for election by holders of the preferred stock. The common stockholders of the Fund do not have the right to vote with respect to Messrs. Hale and Wadsworth.

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees listed below as Directors of the Fund to serve for a term of one year for Class I Directors, two years for Class II Directors, or three years for Class III Directors, or until their respective successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. For election of Directors of the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

    CLASS I -- NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF STOCKHOLDERS:

                                                                    DOLLAR        AGGREGATE DOLLAR
                                                                   RANGE OF        RANGE OF EQUITY
                                                                    EQUITY     SECURITIES IN ALL FUNDS   NUMBER OF FUNDS
                                                                  SECURITIES       OVERSEEN BY THE         IN THE FUND
NAME, DATE OF BIRTH,             BUSINESS EXPERIENCE AND            IN THE      DIRECTOR IN THE FUND     COMPLEX OVERSEEN
ADDRESS AND TITLE         DIRECTORSHIPS DURING THE PAST 5 YEARS    FUND(1)          COMPLEX(1)(2)        BY THE DIRECTOR
--------------------      -------------------------------------   ----------   -----------------------   ----------------
Richard R. Burt           Chairman, Diligence LLC                    None         Over $100,000                 67
  2/3/47                  (international information collection
  c/o Deutsche Asset      and risk management) (September 2000
  Management              to present); Chairman, IEP Advisors,
  Mail Stop BAL01-1806    Inc. (July 1998 to present); Chairman
  One South Street        of the Board, Weirton Steel
  Baltimore, MD 21202     Corporation(3) (April 1996 to
  Director since 2002     present); Member of the Board,
                          Hollinger International, Inc.(3)
                          (publishing) (1995 to present); HCL
                          Technologies Limited (information
                          technology) (April 1999 to present);
                          UBS Mutual Funds (formerly known as
                          Brinson and Mitchell Hutchins
                          families of funds) (registered
                          investment companies) (September 1995
                          to present); and Member, Textron
                          Inc.(3) International Advisory
                          Council (July 1996 to present).
                          Formerly, Partner, McKinsey & Company
                          (consulting) (1991-1994) and US Chief
                          Negotiator in Strategic Arms
                          Reduction Talks (START) with former
                          Soviet Union and US Ambassador to the
                          Federal Republic of Germany
                          (1985-1991); Member of the Board,
                          Homestake Mining(3) (mining and
                          exploration) (1998-February 2001);
                          Archer Daniels Midland Company(3)
                          (agribusiness operations) (October
                          1996-June 2001); and Anchor Gaming
                          (gaming software and equipment)
                          (March 1999-December 2001).

                                                                    DOLLAR        AGGREGATE DOLLAR
                                                                   RANGE OF        RANGE OF EQUITY
                                                                    EQUITY     SECURITIES IN ALL FUNDS   NUMBER OF FUNDS
                                                                  SECURITIES       OVERSEEN BY THE         IN THE FUND
NAME, DATE OF BIRTH,             BUSINESS EXPERIENCE AND            IN THE      DIRECTOR IN THE FUND     COMPLEX OVERSEEN
ADDRESS AND TITLE         DIRECTORSHIPS DURING THE PAST 5 YEARS    FUND(1)          COMPLEX(1)(2)        BY THE DIRECTOR
--------------------      -------------------------------------   ----------   -----------------------   ----------------
S. Leland Dill            Trustee, Phoenix Zweig Series Trust        None         Over $100,000                 65
  3/28/30                 (since September 1989), Phoenix
  c/o Deutsche Asset      Euclid Market Neutral Funds (since
  Management              May 1998) (registered investment
  Mail Stop BAL01-1806    companies); Retired (since 1986).
  One South Street        Formerly, Partner, KPMG Peat Marwick
  Baltimore, MD 21202     (June 1956-June 1986); Director,
  Director since 2002     Vintners International Company Inc.
                          (wine vintner) (June 1989-May 1992),
                          Coutts (USA) International (January
                          1992-March 2000), Coutts Trust
                          Holdings Ltd., Coutts Group (March
                          1991-March 1999) (private bank);
                          General Partner, Pemco (investment
                          company) (June 1979-June 1986).

Martin J. Gruber          Nomura Professor of Finance, Leonard       None       $10,001 to $50,000              66
  7/15/37                 N. Stern School of Business, New York
  c/o Deutsche Asset      University (since September 1964);
  Management              Trustee, CREF (Pension Fund) (since
  Mail Stop BAL01-1806    January 2000); Director, S.G. Cowen
  One South Street        Mutual Funds (January 1985-January
  Baltimore, MD 21202     2001), Japan Equity Fund, Inc. (since
  Director since 2002     January 1992), Thai Capital Fund,
                          Inc. (since January 2000) and
                          Singapore Fund, Inc. (since 2000)
                          (registered investment companies).
                          Formerly, Trustee, TIAA (Pension
                          Fund) (January 1996-January 2000).

    CLASS II -- NOMINEES TO SERVE UNTIL 2005 ANNUAL MEETING OF STOCKHOLDERS:

                                                                    DOLLAR        AGGREGATE DOLLAR
                                                                   RANGE OF        RANGE OF EQUITY
                                                                    EQUITY     SECURITIES IN ALL FUNDS   NUMBER OF FUNDS
                                                                  SECURITIES       OVERSEEN BY THE         IN THE FUND
NAME, DATE OF BIRTH,             BUSINESS EXPERIENCE AND            IN THE      DIRECTOR IN THE FUND     COMPLEX OVERSEEN
ADDRESS AND TITLE         DIRECTORSHIPS DURING THE PAST 5 YEARS    FUND(1)          COMPLEX(1)(2)        BY THE DIRECTOR
--------------------      -------------------------------------   ----------   -----------------------   ----------------
Joseph R. Hardiman        Private Equity Investor (January 1997         None       Over $100,000                65
  5/27/37                 to present); Director, Soundview
  c/o Deutsche Asset      Technology Group Inc. (investment
  Management              banking) (July 1998 to present),
  Mail Stop BAL01-1806    Corvis Corporation(3) (optical
  One South Street        networking equipment) (July 2000 to
  Baltimore, MD 21202     present); Brown Investment Advisory &
  Director since 2002     Trust Company (investment advisor)
                          (February 2001 to present), The Nevis
                          Fund (registered investment company)
                          (July 1999 to present), and ISI
                          Family of Funds (registered
                          investment companies) (March 1998 to
                          present). Formerly, Director, Circon
                          Corp.(3) (medical instruments)
                          (November 1998-January 1999);
                          President and Chief Executive
                          Officer, The National Association of
                          Securities Dealers, Inc. and The
                          NASDAQ Stock Market, Inc.
                          (1987-1997); Chief Operating Officer
                          of Alex. Brown & Sons Incorporated
                          (now Deutsche Bank Securities Inc.)
                          (1985-1987); General Partner, Alex.
                          Brown & Sons Incorporated (now
                          Deutsche Bank Securities Inc.)
                          (1976-1985).
Richard J. Herring        Jacob Safra Professor of                      None    $50,001 to $100,000             65
  2/18/46                 International Banking and Professor,
  c/o Deutsche Asset      Finance Department, The Wharton
  Management              School, University of Pennsylvania
  Mail Stop BAL01-1806    (since July 1972); Director, Lauder
  One South Street        Institute of International Management
  Baltimore, MD 21202     Studies (since July 2000); Co-
  Director since 2002     Director, Wharton Financial
                          Institutions Center (since July 2000)
                          and Vice Dean and Director, Wharton
                          Undergraduate Division (July
                          1995-June 2000).

                                                                    DOLLAR        AGGREGATE DOLLAR
                                                                   RANGE OF        RANGE OF EQUITY
                                                                    EQUITY     SECURITIES IN ALL FUNDS   NUMBER OF FUNDS
                                                                  SECURITIES       OVERSEEN BY THE         IN THE FUND
NAME, DATE OF BIRTH,             BUSINESS EXPERIENCE AND            IN THE      DIRECTOR IN THE FUND     COMPLEX OVERSEEN
ADDRESS AND TITLE         DIRECTORSHIPS DURING THE PAST 5 YEARS    FUND(1)          COMPLEX(1)(2)        BY THE DIRECTOR
--------------------      -------------------------------------   ----------   -----------------------   ----------------
Graham E. Jones           Senior Vice President, BGK Realty,            None       Over $100,000                65
  1/31/33                 Inc. (commercial real estate) (since
  c/o Deutsche Asset      1995); Trustee, 8 open-end mutual
  Management              funds managed by Weiss, Peck & Greer
  Mail Stop BAL01-1806    (since 1985) and Trustee of 18 open-
  One South Street        end mutual funds managed by Sun
  Baltimore, MD 21202     Capital Advisers, Inc. (since 1998).
  Director since 2002
Robert H. Wadsworth       President, Robert H. Wadsworth          $10,000 to       Over $100,000                68
  1/29/40                 Associates, Inc. (consulting firm)         $50,000
  c/o Deutsche Asset      (May 1982 to present). Formerly,
  Management              President and Trustee, Trust for
  Mail Stop BAL01-1806    Investment Managers (registered
  One South Street        investment company) (April 1999-June
  Baltimore, MD 21202     2002); President, Investment Company
  Director since 2002     Administration, L.L.C. (January
                          1992*-July 2001); President,
                          Treasurer and Director, First Fund
                          Distributors, Inc. (June 1990-January
                          2002); Vice President, Professionally
                          Managed Portfolios (May 1991-January
                          2002) and Advisors Series Trust
                          (October 1996-January 2002)
                          (registered investment companies);
                          President, Guinness Flight Investment
                          Funds, Inc. (registered investment
                          company) (June 1994-November 1998).
                          * Inception date of the corporation
                          which was the predecessor to the
                          L.L.C.

   CLASS III -- NOMINEES TO SERVE UNTIL 2006 ANNUAL MEETING OF STOCKHOLDERS:

                                                                    DOLLAR        AGGREGATE DOLLAR
                                                                   RANGE OF        RANGE OF EQUITY
                                                                    EQUITY     SECURITIES IN ALL FUNDS   NUMBER OF FUNDS
                                                                  SECURITIES       OVERSEEN BY THE         IN THE FUND
NAME, DATE OF BIRTH,             BUSINESS EXPERIENCE AND            IN THE      DIRECTOR IN THE FUND     COMPLEX OVERSEEN
ADDRESS AND TITLE         DIRECTORSHIPS DURING THE PAST 5 YEARS    FUND(1)          COMPLEX(1)(2)        BY THE DIRECTOR
--------------------      -------------------------------------   ----------   -----------------------   ----------------
Rebecca W. Rimel          President and Chief Executive              None        Over $100,000                  65
  4/10/51                 Officer, The Pew Charitable Trusts
  c/o Deutsche Asset      (charitable foundation) (1994 to
  Management              present); Executive Vice President,
  Mail Stop BAL01-1806    The Glenmede Trust Company
  One South Street        (investment trust and wealth
  Baltimore, MD 21202     management) (1983 to present).
  Director since 2002     Formerly, Executive Director, The Pew
                          Charitable Trusts (1988-1994);
                          Director, ISI Family of Funds
                          (registered investment companies)
                          (1997-1999) and Director, The
                          Glenmede Trust Company (investment
                          trust and wealth management)
                          (1994-2002).
Philip Saunders, Jr.      Principal, Philip Saunders Associates      None        Over $100,000                  65
  10/11/35                (economic and financial consulting)
  c/o Deutsche Asset      (since November 1988). Formerly,
  Management              Director, Financial Industry
  Mail Stop BAL01-1806    Consulting, Wolf & Company
  One South Street        (consulting) (1987-1988); President,
  Baltimore, MD 21202     John Hancock Home Mortgage
  Director since 2002     Corporation (1984-1986); Senior Vice
                          President of Treasury and Financial
                          Services, John Hancock Mutual Life
                          Insurance Company, Inc. (1982-1986).
William N. Searcy         Pension & Savings Trust Officer,           None        $1 to $10,000                  65
  9/3/46                  Sprint Corporation(3)
  c/o Deutsche Asset      (telecommunications) (since November
  Management              1989); Trustee of 22 open-end mutual
  Mail Stop BAL01-1806    funds managed by Sun Capital
  One South Street        Advisers, Inc. (since October 1998).
  Baltimore, MD 21202
  Director since 2002

    CLASS III -- INTERESTED(4) NOMINEE TO SERVE UNTIL 2006 ANNUAL MEETING OF
                                 STOCKHOLDERS:

                                                                    DOLLAR        AGGREGATE DOLLAR
                                                                   RANGE OF        RANGE OF EQUITY
                                                                    EQUITY     SECURITIES IN ALL FUNDS   NUMBER OF FUNDS
                                                                  SECURITIES       OVERSEEN BY THE         IN THE FUND
NAME, DATE OF BIRTH,             BUSINESS EXPERIENCE AND            IN THE      DIRECTOR IN THE FUND     COMPLEX OVERSEEN
ADDRESS AND TITLE         DIRECTORSHIPS DURING THE PAST 5 YEARS    FUND(1)          COMPLEX(1)(2)        BY THE DIRECTOR
--------------------      -------------------------------------   ----------   -----------------------   ----------------
Richard T. Hale(4)        Managing Director, Deutsche Bank           None        Over $100,000                 198
  7/17/45                 Securities Inc. (formerly Deutsche
  c/o Deutsche Asset      Banc Alex. Brown Inc.) and Deutsche
  Management              Asset Management (1999 to present);
  Mail Stop BAL01-1806    Director and President, Investment
  One South Street        Company Capital Corp. (registered
  Baltimore, MD 21202     investment advisor) (1996 to
  Director and Chairman   present); Director, Deutsche Global
  since 2002              Funds, Ltd. (2000 to present), CABEI
                          Fund (2000 to present), North
                          American Income Fund (2000 to
                          present) (registered investment
                          companies); Director, Scudder Global
                          Opportunities Fund (since 2003);
                          Director/ Officer Deutsche/Scudder
                          Mutual Funds (various dates);
                          President, Montgomery Street
                          Securities, Inc. (2002 to present)
                          (registered investment companies);
                          Vice President, Deutsche Asset
                          Management, Inc. (2000 to present);
                          formerly, Director, ISI Family of
                          Funds (registered investment company;
                          4 funds overseen) (1992-1999).

---------------

(1) The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
    over $100,000. Within four years of a Director's appointment or election to the Board, each Director intends to own at least $260,000 in total of the equity securities of the funds overseen by the Board, valued at the time of purchase and inclusive of deferred compensation.

(2) The total number of funds in the Fund Complex is 198.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) Director considered by the Fund to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) because of his affiliation with the Fund's investment manager, Deutsche Asset Management, Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, require the Fund's Officers and Directors, investment manager, investment advisor, affiliates of the Fund's investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

     Based on a review of reports filed by the Fund's Directors and Officers, the investment manager, officers and directors of the investment manager and investment advisor, affiliated persons of the investment manager and the investment advisor and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required for the fiscal period ended December 31, 2002 were timely, except the following individuals filed a Form 3 initial holdings report prior to the public offering of the Fund's common stock but nevertheless two days late: Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph H. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth. Further, the following individuals filed a Form 3 initial holdings report between two and six days late: William F. Glavin, Daniel O. Hirsch, Amy M. Olmert, Bruce A. Rosenblum and Charles A. Rizzo. Also, as of December 31, 2002, the following individuals failed to timely file a Form 3: Karen J. Knudson, John F. Robertson, John W. Vojticek, and Mark Zeisloft, each of whom has since corrected this omission by making the necessary filings. As a convenience to the directors, the Fund's investment manager assists the Directors in making their Section 16 filings.

     As of the Record Date, Mr. Wadsworth owned 4,000 shares of common stock representing less than 1% of the outstanding shares of the Fund's common stock. No other Director owned shares of the Fund.

     As of the Record Date, the following owned beneficially more than 5% of the Fund's outstanding stock:

     UBS PaineWebber, 1000 Harbor Blvd., Weehawken, NJ 07087 beneficially held 5,378,520 shares of common stock representing 33.3% of the outstanding shares of the Fund's common stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854, beneficially held 3,452,118 shares of common stock representing 21.4% of the outstanding shares of the Fund's common stock. First Clearing Corp. 10700 Wheat First Drive, Glen Allen, VA 23060 beneficially held 1,208,278 shares of the Fund's common stock representing 7.5% of the outstanding shares of the Fund's common stock. Prudential Securities, 111 Eighth Avenue -- 4th Floor, New York, NY 10011, beneficially held 1,164,802 shares of common stock representing 7.2% of the outstanding shares of the Fund's common stock. Donaldson Lufkin Pershing, 1 Pershing Plaza, Jersey City, NJ 07399, beneficially held 1,150,604 shares of common stock representing 7.1% of the outstanding shares of the Fund's common stock.

     UBS PaineWebber, 1000 Harbor Blvd., Weehawken, NJ 07087, beneficially held 1,562 shares of Series A of the preferred stock representing 65.1% of the outstanding shares of Series A of the Fund's preferred stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854, beneficially held 364 shares of Series A of the preferred stock representing 15.2% of the outstanding shares of Series A of the Fund's preferred stock. Prudential Securities, 111 Eighth Avenue -- 4th Floor, New York, NY 10011, beneficially held 233 shares of Series A of the preferred stock representing 9.71% of the outstanding shares of Series A of the Fund's preferred stock. Donaldson Lufkin Pershing, 1 Pershing Plaza, Jersey City, NJ 07399, beneficially held 160 shares of Series A of the preferred stock representing 6.7% of the outstanding shares of Series A of the Fund's preferred stock.

     UBS PaineWebber, 1000 Harbor Blvd., Weehawken, NJ 07087, beneficially held 1,668 shares of Series B of the preferred stock representing 69.5% of the outstanding shares of Series B of the Fund's preferred stock. Prudential Securities, 111 Eighth Avenue -- 4th Floor, New York, NY 10011, beneficially held 250 shares of Series B of the preferred stock representing 10.4% of the outstanding shares of Series B of the Fund's preferred stock. Donaldson Lufkin Pershing, 1 Pershing Plaza, Jersey City, NJ 07399, beneficially held 240 shares of Series B of the preferred stock representing 10% of the outstanding shares of Series B of the Fund's preferred stock. Merrill Lynch, 4 Corporate Place, Piscataway, NJ 08854, beneficially held 150 shares of Series B of the preferred stock representing 6.3% of the outstanding shares of Series B of the Fund's preferred stock.

     Except as noted above, to the best of the Fund's knowledge, as of the Record Date, no other person owned beneficially more than 5% of any class of the Fund's outstanding stock.

BOARD MEETINGS -- COMMITTEES OF THE BOARD

     The Board of Directors of the Fund met three times during the fiscal period ended December 31, 2002. Each Director attended at least 75% of all meetings of the Board of Directors and all meetings of committees of the Board on which he or she served as regular members. As of December 31, 2002, the Board of Directors had an Audit Committee and a Valuation Committee.

AUDIT COMMITTEE

     The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are all of the Fund's Independent Directors, with S. Leland Dill serving as Chairman. Each member of the Audit Committee is "independent" as defined in Section 121(A) of the listing standards of the American Stock Exchange, on which the common stock of the Fund is listed. The Fund's Audit Committee met three times during the fiscal period ended December 31, 2002. The Audit Committee has adopted a written charter that is included in the proxy statement as Appendix A.

     At a meeting held on September 4, 2002, the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal period ended December 31, 2002. The Fund's financial statements for the fiscal period ended December 31, 2002 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP(1) as of December 31, 2002:

                                              FINANCIAL INFORMATION SYSTEMS
AUDIT FEES                                    DESIGN AND IMPLEMENTATION FEES   ALL OTHER FEES(2)
----------                                    ------------------------------   -----------------
$35,000.....................................                $0                    $19,143,000

---------------

(1) In addition to the amount shown in the table, PricewaterhouseCoopers LLP billed fees during the year ended December 31, 2002 of approximately $6,543,000 for professional services rendered for audit and tax services provided to other DeAM-advised funds.

(2) All Other Fees includes $1,268,000 for services in connection with risk management, taxation, attest/ agreed upon procedures, review of filings with the SEC and testing of internal controls for DeAM and other related entities that provide support for the operation of the funds.

     The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal period. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year to the Fund, DeAM and all entities controlling, controlled by, or under common control with DeAM that provide services to the Fund.

     The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeAM and entities controlling, controlled by or under common control with DeAM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

AUDIT COMMITTEE REPORT

     In connection with the audited financial statements as of and for the period ended December 31, 2002 included in the Fund's Annual Report for the fiscal period ended December 31, 2002 (the "Annual Report"), at a meeting held on February 24, 2003, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees). The independent accountants provided to the committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with representatives of the independent accountants their firm's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

     Submitted by the Audit Committee of the Fund's Board of Directors: S. Leland Dill, Richard R. Burt, Martin J. Gruber, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy, Robert H. Wadsworth.

VALUATION COMMITTEE

     On February 25, 2003, the Board of Directors of the Fund renamed the Pricing Committee the Valuation Committee and appointed Messrs. Hale, Saunders and Wadsworth as members with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Directors are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee is authorized to act for the Board of Directors in connection with the valuation of portfolio securities held by the Fund in accordance with the Fund's Valuation Procedures. The Valuation Committee met once on behalf of the Fund during the fiscal period ended December 31, 2002.

ADDITIONAL COMMITTEES

     On February 25, 2003, the Board of Directors of the Fund organized a Nominating and Governance Committee as well as Fixed Income, Equity and Operations Committees. No meetings of those committees have yet taken place. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The members of the Nominating and Governance Committee are all of the Fund's Independent Directors. The Nominating and Governance Committee will consider nominees recommended by shareholders should a vacancy arise.

     Nominations of persons for election or re-election to the Board of Directors of the Fund may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Fund who is entitled to vote for the election of such nominee at the meeting and who complies with the notice procedures set forth below.

     Stockholder nominations shall be made pursuant to timely notice delivered in writing to the Secretary of the Fund. To be timely, any such notice by a stockholder must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was given or such public disclosure was made.

     Any such notice by a stockholder shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director,
(A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares, if any, of the capital stock of the Fund which are beneficially owned by such person and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors pursuant to Section 20(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or Regulation 14A under the Securities and Exchange Act of 1934 or any successor regulation thereto (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and whether any person intends to seek reimbursement from the Fund of the expenses of any solicitation of proxies should such person be elected a Director of the
Fund); and (ii) as to the stockholder giving the notice, (A) the name and address, as they appear on the Fund's books, of such stockholder and (B) the class and number of shares of the capital stock of the Fund which are beneficially owned by such stockholder.

OFFICERS OF THE FUND

     The following persons are officers of the Fund:

                        POSITION WITH THE FUND AND      BUSINESS EXPERIENCE AND DIRECTORSHIPS
NAME, DATE OF BIRTH       LENGTH OF TIME SERVED                DURING THE PAST 5 YEARS
-------------------     --------------------------   --------------------------------------------
William F.              President and Chief          Managing Director of Deutsche Asset
Glavin(1).............  Executive Officer since      Management, Inc., Vice President and
  8/30/58               2002                         Director of Scudder Distributors, Inc.,
                                                     Trustee, Crossroads for Kids, Inc. (serves
                                                     at risk children) (since 1990); President
                                                     and Director, Scudder Service Corp., Scudder
                                                     Financial Services, Inc., Scudder
                                                     Investments Service Company.
Daniel O. Hirsch......  Vice President and           Managing Director, Deutsche Asset Management
  3/27/54               Secretary since 2002         (2002-present) and Director, Deutsche Global
                                                     Funds Ltd. (2002-present). Formerly,
                                                     Director, Deutsche Asset Management
                                                     (1999-2002), Principal, BT Alex. Brown
                                                     Incorporated (now Deutsche Bank Securities
                                                     Inc.) (1998-1999); Assistant General
                                                     Counsel, United States Securities and
                                                     Exchange Commission (1993-1998).
Judith Hannaway.......  Vice President since 2002    Managing Director, Deutsche Investment
  3/29/54                                            Management Americas Inc. (1997 to present).
Kenneth Murphy........  Vice President and Anti-     Vice President, Deutsche Asset Management
  10/13/63              Money Laundering             (September 2000-present). Formerly,
                        Compliance Officer since     Director, John Hancock Signature Services
                        2002                         (1992-2001); Senior Manager, Prudential
                                                     Mutual Fund Services (1987-1992).
Amy M. Olmert.........  Assistant Secretary since    Director, Deutsche Asset Management (1999-
  5/14/63               2002                         present). Formerly, Vice President, BT Alex.
                                                     Brown Incorporated (now Deutsche Bank
                                                     Securities Inc.) (1997-1999); Senior Manager
                                                     and other positions, Coopers & Lybrand
                                                     L.L.P. (now PricewaterhouseCoopers LLP)
                                                     (1988-1997).
Bruce A. Rosenblum....  Assistant Secretary since    Director, Deutsche Asset Management (2002-
  9/14/60               2002                         present). Formerly, Vice President, Deutsche
                                                     Asset Management (2000-2002); Partner,
                                                     Freedman, Levy, Kroll & Simonds (1997-1999).
Charles A. Rizzo......  Treasurer since 2002         Director, Deutsche Asset Management (April
  8/5/57                                             2000 to present). Formerly, Vice President
                                                     and Department Head, BT Alex. Brown
                                                     Incorporated (now Deutsche Bank Securities
                                                     Inc.) (1998-1999); Senior Manager, Coopers &
                                                     Lybrand L.L.P. (now PricewaterhouseCoopers
                                                     LLP) (1993-1998).

---------------

(1) Resigned effective March 31, 2003, after which Mr. Hale is expected to assume the duties of President of the Fund.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

     The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2003 and the aggregate compensation paid by the Fund and the fund complex of which the Fund is a part for the fiscal year ended December 31, 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex that is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $112,000 for service as a Director of the Fund and of certain other funds overseen by the Board of Directors that are advised by the Investment Manager or its affiliates, an aggregate fee of $3,000 for each meeting of such funds attended and an aggregate fee of $1,000 for each telephonic meeting of such funds attended. The chair of the Audit Committee receives an additional aggregate fee of $5,000 annually. All Directors are reimbursed for the expenses of attendance at such meetings. In the column headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and such other funds that each Director serves or served. The Directors do not receive any pension or retirement benefits from the fund complex.

                           AGGREGATE           ESTIMATED
                         COMPENSATION          AGGREGATE                                  ESTIMATED TOTAL
                       FROM THE FUND FOR   COMPENSATION FROM    TOTAL COMPENSATION     COMPENSATION FROM THE
                          THE PERIOD       THE FUND FOR THE       FROM THE FUND          FUND AND THE FUND
                          OCTOBER 31,      FISCAL YEAR ENDED     COMPLEX FOR THE      COMPLEX FOR THE FISCAL
                        2002(1) THROUGH      DECEMBER 31,       FISCAL YEAR ENDED           YEAR ENDED
DIRECTOR               DECEMBER 31, 2002        2003(4)        DECEMBER 31, 2002(5)   DECEMBER 31, 2003(4)(5)
--------               -----------------   -----------------   --------------------   -----------------------
Richard Burt.........        $116                $733                $124,500(3)             $159,500
S. Leland Dill.......        $121                $762                $102,250                $136,000
Martin J. Gruber.....        $116                $733                $109,000                $143,250
Joseph R. Hardiman...        $116(2)             $733                $ 96,000(3)             $131,000
Richard J. Herring...        $116                $733                $ 99,750                $131,000
Graham E. Jones......        $116                $733                $ 80,500                $131,000
Rebecca W. Rimel.....        $116(2)             $733                $ 96,000(3)             $131,000
Philip Saunders,
  Jr. ...............        $116(2)             $727                $ 99,750(3)             $130,000
William N. Searcy....        $116                $733                $ 83,500                $131,000
Robert H. Wadsworth..        $116                $733                $126,000(3)             $161,000
Richard T. Hale......        $  0                $  0                $      0                $      0

---------------

(1) Commencement of operations.

(2) Of the amounts payable to Mr. Hardiman, Ms. Rimel and Mr. Saunders, $54, $116 and $116 respectively was deferred pursuant to a deferred compensation plan.

(3) Of the amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Saunders and Wadsworth, $88,611, $29,612, $54,932, $19,333 and $29,612, respectively, was deferred pursuant to a deferred compensation plan.

(4) Estimated amounts assume the directors will attend all future scheduled meetings through December 31, 2003, and during that time period there will be no telephonic meetings other than those already scheduled.

(5) The total number of funds in the Fund Complex as of December 31, 2002 is 198.

     None of the disinterested Directors or their family members had any interest in the Investment Manager, the Investment Advisor, or any person directly or indirectly controlling, controlled by, or under common control with the Fund's investment manager or investment advisor as of December 31, 2002, except for holdings described under "Information Concerning Nominees".

     DeAM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors or employees of the Fund's investment manager (see "The Investment Manager and Advisor"), although the Fund makes no direct payments to them.

REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

THE INVESTMENT MANAGER AND ADVISOR

     Deutsche Asset Management, Inc. ("DeAM" or the "Investment Manager"), with headquarters at 280 Park Avenue, New York, New York, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of December 31, 2002 had total assets under management of approximately $90 billion. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, investment banking and insurance. As of December 31, 2002, Deutsche Bank AG had approximately $775 billion in assets under management.

     Pursuant to an Investment Advisory Agreement, DeAM has delegated to RREEF America L.L.C. ("RREEF" or the "Investment Advisor"), the responsibility for the day-to-day management of the Fund's investment portfolio. RREEF, which was formed in 1975, is a leading U.S.-based real estate investment manager which, as of December 31, 2002, had approximately $18.8 billion in real estate assets under management. With offices in Chicago, San Francisco and New York, the Investment Advisor is the U.S. arm of DB Real Estate, the largest advisor of combined real property and real estate securities globally with approximately $45.6 billion in assets under management and 1,500 staff members as of December 31, 2002. DB Real Estate is the real estate management group of the United States asset management operations of Deutsche Bank AG.

OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeAM. The Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $8,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

     If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-866-714-8390. Any proxy given by a stockholder is revocable until voted at the Meeting.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by April 30, 2003, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

     Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2004 meeting of stockholders of the Fund should send their written proposals to Daniel O. Hirsch, Secretary of the Fund, c/o Deutsche Asset Management, Inc. at 345 Park Avenue, New York, NY 10154, by January 18, 2004. The timely submission of a proposal does not guarantee its inclusion.

     For business to be properly brought before an annual or special meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, such notice must be delivered or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting, provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made.

     The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2004 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the time-frame described above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

                                          By order of the Board of Directors,

                                          -s- Daniel O. Hersch

                                          Daniel O. Hirsch,
                                          Secretary

345 Park Avenue
New York, NY 10154

March 26, 2003

                                                                      APPENDIX A

                             SCUDDER NEW YORK BOARD
                            AUDIT COMMITTEE CHARTER

  STATEMENT OF POLICY

     The Audit Committee shall review the financial reporting process, the system of internal control, the audit process, and the Funds' process for monitoring compliance with investment restrictions and applicable laws and regulations. In performing its duties, the Committee will maintain effective working relationships with the Board of Trustees, management, the internal auditor and independent accountants. The function of the Audit Committee is one of the oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent accountants' responsibility to plan and carry out a proper audit.

  ORGANIZATION

     The members of the Audit Committee shall be not less than three of the Trustees who are not interested persons(1) of the Funds. The Audit Committee Chair shall be required to have accounting or other related management experience(2) and shall be designated by the Board of Trustees.

     Management of the Funds shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall consult as it deems appropriate with personnel of the Funds and their service contractors and may engage counsel or independent accountants to independently inquire or investigate matters falling within the scope of its charter.

     The Audit Committee shall meet at least semi-annually each year, to determine the firm to be recommended to be employed as the Funds' independent accountants and the proposed terms of such engagements, to discuss and approve the scope of the next year's audit of the financial statements, and to review the results of the audit for the prior year. The Audit Committee shall meet the Funds' independent accountants at least once annually outside the presence of the Funds' management representatives.

  PRINCIPAL FUNCTIONS

     The Audit Committee Shall:

          1. Consider management's recommendations for appointment of the Funds' independent accountant's performance, costs, organizational capability and independence from management. The Audit Committee will obtain receipt from the independent accountants a formal written statement delineating relationships between the independent accountants and the Funds consistent with Independence Standards Board Standard I. The Committee will then make recommendations to the full Board of Trustees regarding the selection of independent accountants.

          2. Review with management and the independent accountants the results of annual audits and related comments including:

             (a) The independent accountants' audit of the Funds' annual financial statements including footnotes and its report thereon, including any significant audit findings;

             (b) The independent accountants' reasoning in accepting or questioning significant estimates by management;

---------------
(1) "Interested Person" is defined in Section 2(a)(19) of the Investment Company Act of 1940.

(2) "Accounting or related financial management experience" signifies past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a senior executive officer with financial oversight responsibilities.

             (c) The independent accountants' views as to the adequacy of disclosures in the Funds' financial statements in relation to generally accepted accounting principles;

             (d) Any serious difficulties or disputes with management encountered during the course of the audit; and

             (e) Any significant changes to the audit plan.

          3. Review, in consultation, as appropriate, with the independent accountants and the service contractors:

             (a) The adequacy of the internal controls, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities and fair valuation processes);

             (b) The adequacy of internal controls at servicing agents employed on behalf of the Funds including significant comments contained in service auditors' reports on those controls; and

             (c) Findings and recommendations of the independent accountants [and the internal auditor] on internal controls maintained both by the Funds and their service providers, together with responses of the appropriate management, including the status of previous audit recommendations.

          4. Inquire of management and the independent accountants as to significant tax accounting policies elected by the Funds (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their affect on amounts distributed and reported to shareholders for Federal tax purposes.

          5. Meet periodically with the independent accountants in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

          6. Instruct the independent accountants that they are ultimately accountable to the Board of Trustees and the Audit Committee, as the shareholders' representatives, and that the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent accountants.

          7. Review and reassess the adequacy of this Audit Committee Charter on an annual basis and propose any changes for the approval of the Board of Trustees.

Approved: September 3, 2002

                                                                      APPENDIX B

                      INSTRUCTIONS FOR SIGNING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                     VALID SIGNATURES
------------                                               ----------------------------
Corporate Accounts
(1) ABC Corp. ...........................................  ABC Corp.
(2) ABC Corp. ...........................................  John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer..............................  John Doe
(4) ABC Corp. Profit Sharing Plan........................  John Doe, Trustee
Trust Accounts
(1) ABC Trust............................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
    u/t/d 12/28/78.......................................  Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr.
    UGMA.................................................  John B. Smith
(2) John B. Smith........................................  John B. Smith, Jr., Executor

INSTRUCTIONS FOR VOTING YOUR PROXY

The XXXXXXXXXXXXX, Inc. is now offering stockholders of record three alternative ways of voting their proxies:

o    BY TELEPHONE
o    THROUGH THE INTERNET (using a browser)
o    BY MAIL (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

   TELEPHONE VOTING            Available only until XXXXXXXXXXXXX.

o  Call TOLL-FREE: XXXXXXXXXXXXX, Monday through Friday, 9 AM-11 PM EST
o  Your vote will be confirmed and cast as you directed

   INTERNET VOTING             Available only until XXXXXXXXXXXXX.

o  Visit the Internet voting Website at http://proxy.georgeson.com
o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
o  You will incur only your usual Internet charges

   VOTING BY MAIL

o Simply sign and date your proxy card and return it in the postage-paid envelope






            COMPANY NUMBER                                CONTROL NUMBER


          *  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING  *

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.

                                        PLEASE SIGN AND RETURN PROMPTLY
                                              IN ENCLOSED ENVELOPE.
                                             NO POSTAGE IS REQUIRED.

                                -----------------------------------------------
                                            (Signature of Stockholder)



                                -----------------------------------------------
                                       (Signature of joint owner, if any)

                                Date_____________________________________ , 2003

                                PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                APPEAR. WHEN SIGNING AS ATTORNEY,
                                EXECUTOR,ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                PLEASE GIVE YOUR FULL TITLE AS SUCH.

         * PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. *


PROXY                  SCUDDER RREEF REAL ESTATE FUND,INC.                 PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 30, 2003

         The undersigned hereby appoints Bruce A. Rosenblum, Patricia Rosch and Lisa A. Hertz and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all Common Stock shares of the Scudder RREEF Real Estate Fund,Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Scudder RREEF Real Estate Fund, Inc. to be held at the offices of Deutsche Asset Management, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, April 30, 2003 at 2:30 p.m., Eastern time, and at any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE ITEM LISTED BELOW.

                                                                                              FOR  all                WITHHOLD
The election of Directors:                                                                nominees listed at         AUTHORITY
                                                                                          left (except as          to vote for all
Nominees:Class I:  Richard R. Burt,  S. Leland Dill,  Martin J. Gruber                     marked to the              nominees
Nominees:Class II:  Joseph R. Hardiman,  Richard J. Herring,  Graham E. Jones             contrary at left)        listed at left
Nominees:Class III:  Rebecca W. Rimel,  Philip Saunders,  Jr., William N. Searcy               [   ]                    [   ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)





____________________________________________________




                                                       (continued on other side)

INSTRUCTIONS FOR VOTING YOUR PROXY

XXXXXXXXXXXXX, Inc. is now offering stockholders of record three alternative ways of voting their proxies:

o  BY TELEPHONE
o  THROUGH THE INTERNET (using a browser)
o  BY MAIL (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

   TELEPHONE VOTING            Available only until XXXXXXXXXXXXX.

o  Call TOLL-FREE: XXXXXXXXXXXXX, Monday through Friday, 9 AM-11 PM EST
o  Your vote will be confirmed and cast as you directed

   INTERNET VOTING             Available only until XXXXXXXXXXXXX.

o  Visit the Internet voting Website at http://proxy.georgeson.com
o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen o You will incur only your usual Internet charges

   VOTING BY MAIL

o Simply sign and date your proxy card and return it in the postage-paid envelope


COMPANY NUMBER                                                    CONTROL NUMBER











         * PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. *

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.

                                         PLEASE SIGN AND RETURN PROMPTLY
                                               IN ENCLOSED ENVELOPE.
                                              NO POSTAGE IS REQUIRED.

                                       ------------------------------------
                                           (Signature of Stockholder)

                                       ------------------------------------
                                        (Signature of joint owner, if any)


                                       Date_________________________ , 2003


                                    PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                    APPEAR. WHEN SIGNING AS ATTORNEY,
                                    EXECUTOR,ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                    PLEASE GIVE YOUR FULL TITLE AS SUCH.

         * PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. *


PROXY                 SCUDDER RREEF REAL ESTATE FUND,INC.                  PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 30, 2003

         The undersigned hereby appoints Bruce A. Rosenblum, Patricia Rosch and Lisa A. Hertz and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all Series A or Series B Preferred Stock shares of the Scudder RREEF Real Estate Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Scudder RREEF Real Estate Fund, Inc. to be held at the offices of Deutsche Asset Management, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, April 30, 2003 at 2:30 p.m., Eastern time, and at any adjournments thereof.
UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE ITEM LISTED BELOW.


The election of Directors:                                                                     FOR  all              WITHHOLD
                                                                                          nominees listed at         AUTHORITY
Nominees:Class I:  Richard R. Burt,  S. Leland Dill,  Martin J. Gruber                     left (except as         to vote for all
Nominees:Class II:  Joseph R. Hardiman,  Richard J. Herring,  Graham E. Jones,              marked to the             nominees
                    Robert H. Wadsworth                                                    contrary at left)       listed at left
Nominees:Class III:  Richard T. Hale,  Rebecca W. Rimel,  Philip Saunders,  Jr.,                [    ]                 [    ]
                     William N. Searcy


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)





____________________________________________________




                                                       (continued on other side)